MML SERIES INVESTMENT FUND II
MML VIP Invesco Small Cap Equity Fund
Supplement dated October 6, 2026 to the
Prospectus dated April 24, 2026 and the
Summary Prospectus dated April 24, 2026
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus. It should be retained and read in conjunction with the Prospectus and Summary Prospectus.
Effective immediately, the information for Joy Budzinski, Magnus Krantz, and Raman Vardharaj found (on page 73 of the Prospectus) under the heading Portfolio Manager(s) in the section titled Management and on pages 99-100 of the Prospectus under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds, is hereby removed.
Effective immediately, the following information supplements the information found (on page 73 of the Prospectus) under the heading Portfolio Manager(s) in the section titled Management:
Bryan Lassiter, CFA is a Portfolio Manager at Invesco Advisers. He has managed the Fund since September 2026.
Effective immediately, the following information supplements the information for Invesco Advisers, Inc. beginning on page 99 of the Prospectus under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds:
Bryan Lassiter, CFA

is a portfolio manager of the MML VIP Invesco Small Cap Equity Fund. Mr. Lassiter is a Portfolio Manager at Invesco Advisers. He has been associated with Invesco Advisers and/or its affiliates since September 2026. Prior to joining Invesco Advisers, he was a portfolio manager at Columbia Threadneedle from November 2021 to September 2026. Before that, he spent ten years as a senior research analyst at LMCG Investments focused on small- and mid-cap U.S. equities and held earlier research roles at Colebury Capital and Globalt Investments.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
MMLIIPRO-26-01
VIPSCE-26-01